Exhibit 10.1

AMENDMENT TO CONFIDENTIAL CONSULTING AGREEMENT

This Amendment to Confidential Consulting Agreement (this “Amendment”) is executed as of the date shown on the signature page (the “Effective Date”), by and between FLG Partners, LLC, a California limited liability company (“FLG”), the member or members of FLG identified in Exhibit A (collectively, the “FLG Member”), and the entity identified on the signature page (“Client”) (collectively referred to as the “Parties” or individually referred to as a “Party”) and amends that certain Confidential Consulting Agreement dated September 5, 2017 (the “Agreement’).

RECITALS

WHEREAS, FLG and Client entered into the Agreement, which provided that Jonathan Wolter would act as the FLG Member for the purpose of providing certain financial services;

WHEREAS, Jonathan Wolter has notified Client of his decision to accept a full-time position at another client and as a result will no longer be available to continue his engagement as the FLG Member;

WHEREAS, FLG and Client have agreed to amend the Agreement to remove Mr. Wolter as the FLG Member and replace him with James Mackaness.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree:

1.	Amendment of Exhibit A. Exhibit A of the Agreement shall be amended and replaced in its entirety with Exhibit A attached hereto.

2.	Full Force and Effect. To the extent not expressly amended by this Amendment, the Agreement remains in full force and effect.

3.	Waivers and Amendments. This Amendment may be amended and the observance of any term of this Amendment may be waived only by a writing signed by the parties hereto.

4.

Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of California without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

5.

Entire Agreement. This Amendment (including any schedules and exhibits attached hereto), the Agreement (to the extent not amended by this Amendment) and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof.

6.

Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one (1) or more parties hereto, and an executed copy of this Amendment may be delivered by one (1) or more parties hereto by facsimile or similar electronic transmission method pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

REMAINDER OF THIS PAGE LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

CLIENT: Soleno Therapeutics Inc., a Delaware corporation.		FLG: FLG Partners, LLC, a California limited liability company.

By:	/s/ Anish Bhatnagar	By:	/s/ Jeffrey S. Kuhn
Signed:	Anish Bhatnagar	Signed:	Jeffrey S. Kuhn
Title:	President & CEO	Title:	Managing Partner
Address:	203 Redwood Shores Parkway, Suite 500 Redwood City, CA 94065	Effective Date: November 14, 2019
Tel:	(650) 213-8444
Fax:	(650) 213-8383
Email:	anish@soleno.life

REMAINDER OF THIS PAGE LEFT BLANK

AMENDMENT NO. 1 CONFIDENTIAL CONSULTING AGREEMENT

EXHIBIT A

1.	Description of Services: CFO services typical for a publicly held corporation.

2.	FLG Member: James Mackaness.

3.	Notice: FLG Member shall notify Client promptly, but in no case less than 30 days, prior to accepting an assignment with another publicly traded client.

4.	Fees: $375 per hour, subject to any periodic maximums that Client may establish from time to time.

5.	Additional Compensation: None.

6.	Deposit: None.

7.	Term: Indefinite, and terminable pursuant to Paragraph 4 of the Agreement.

8.

Non-Disclosure Agreement: FLG-Soleno Therapeutics Mutual Non-Disclosure Agreement dated August 29, 2017 (the “NDA”). FLG hereby expressly consents to the public disclosure of the existence of FLG’s relationship with Client, by Client, provided that the terms and conditions herein shall remain confidential pursuant to the terms of the NDA.